UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2017

Limoneira Company

(Exact name of registrant as specified in its charter)

Delaware	001-34755	77-0260692
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of incorporation)		No.)

1141 Cummings Road

Santa Paula, CA 93060

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (805) 525-5541

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5	Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)

As further described in Item 5.07 below, Limoneira Company (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) on March 28, 2017. At the Annual Meeting, the Company’s stockholders approved amendments to the Limoneira Company Amended and Restated 2010 Omnibus Incentive Plan (the “Omnibus Incentive Plan”) to (i) revise the limits on “stock options,” (ii) revise the definition of “Performance Goals,” (iii) create a $250,000 limit on director compensation and (iv) include tax withholding language (the “Plan Amendments”). The Company’s executive officers and directors are eligible to participate in the Omnibus Incentive Plan. Prior to the Annual Meeting, the Company’s Board of Directors approved the Plan Amendments on January 24, 2017, subject to the approval of the Company’s stockholders. A description of the material terms and conditions of the Company’s Omnibus Incentive Plan are provided in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on February 15, 2017, and such description is incorporated herein by reference.

The foregoing summary of the Plan Amendments does not purport to be complete and is subject to and qualified in its entirety by the full text of the Omnibus Incentive Plan, as amended by the Plan Amendments, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)

On March 29, 2017, after the Annual Meeting and in connection with the approval of Proposal 6 (as described in Item 5.07 below), the Company filed a Certificate of Amendment of Certificate of Incorporation with the Secretary of State of the State of Delaware to amend the Article FOURTH, section (a) of the Company’s Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the number of authorized shares of common stock, par value $.01 per share (“Common Stock”), from 19,900,000 shares to 39,000,000 shares (the “Certificate of Amendment”). The Certificate of Amendment became effective upon its filing with the Secretary of State of the State of Delaware on March 29, 2017.

The foregoing summary of the Certificate of Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

On March 28, 2017, the Company held its Annual Meeting at the Museum of Ventura County Agriculture Museum, 926 Railroad Avenue, Santa Paula, California 93060. A total of 14,236,034 shares of the Company’s Common Stock, 28,285 shares of its Series B 8.75% Convertible Preferred Stock, par value $100.00 per share, each of which gets 10 votes for a total of 282,850 (“Series B Preferred Stock”) and 9,300 shares of its Series B-2 4% Convertible Preferred Stock, par value $100.00 per share, each of which gets one vote (“Series B-2 Preferred Stock”), were issued and outstanding and entitled to vote as of February 10, 2017, the record date for the Annual Meeting. There were 11,602,206 shares of Common Stock, 25,958 shares (or 259,580 votes) of Series B Preferred Stock and no shares of Series B-2 Preferred Sock present in person or by proxy at the Annual Meeting, representing approximately 81.65% of the total shares of capital stock outstanding, which constituted a quorum. The stockholders were asked to vote on seven (7) proposals, with Common Stock, Series B Preferred Stock and Series B-2 Preferred Stock voting together as a single class for all of the proposals, and with Common Stock voting as a single class with respect to Proposal 6. Set forth below are the matters acted upon by the stockholders and the final voting results of each such proposal.

Proposal 1: Election of Directors

The following votes were cast with respect to the election of the following nominees as directors of the Company to hold office for a three-year term, ending at the 2020 Annual Meeting:

	Shares Voted
	For	Withheld	Non-Votes
Elizabeth Blanchard Chess	8,075,164	901,796	2,884,826
Donald R. Rudkin	8,228,200	748,760	2,884,826
Robert M. Sawyer	8,103,751	873,209	2,884,826

Based on the votes set forth above, each of the nominees set forth above was duly elected to serve as a director of the Company for a three-year term, ending at the 2020 Annual Meeting.

Proposal 2: Ratification of Selection of Independent Auditor

The ratification of the appointment of Ernst & Young LLP as independent auditor for the Company to serve for the fiscal year ending October 31, 2017 received the following votes:

Shares Voted
For	Against	Abstain
11,814,343	42,924	4,519

Based on the votes set forth above, the appointment of Ernst & Young LLP as the independent auditor for the Company to serve for the fiscal year ending October 31, 2017 was duly ratified by the stockholders.

Proposal 3: Advisory Vote on Executive Compensation

The compensation of the named executive officers as disclosed in the Company’s proxy statement pursuant to Item 402 of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) was approved on a non-binding, advisory basis by the stockholders by the votes set forth in the table below.

Shares Voted
For	Against	Abstain	Non-Votes
7,906,921	895,313	174,726	2,884,826

Proposal 4: Advisory Vote on Frequency of Stockholder Advisory Votes on Executive Compensation

The stockholders recommended, on a non-binding, advisory basis, that the frequency of the stockholder vote to approve the compensation of the named executive officers as required by Section 14(a)(2) of the Exchange Act occur every year by the votes set forth in the table below.

	Shares Voted
One Year	Two Years	Three Years	Abstain	Non-Votes
7,989,209	177,313	708,225	102,213	2,884,826

In accordance with the results of the vote for Proposal 4, the Board of Directors of the Company determined to follow the stockholders’ recommendation and implement an annual advisory vote by the stockholders on the compensation of the named executive officers.

Proposal 5: Amendments to the Company’s Omnibus Incentive Plan

The Plan Amendments and the material performance goals under the Omnibus Incentive Plan, for purposes of complying with the requirements of Internal Revenue Code Section 162(m), were approved by the stockholders by the votes set forth in the table below.

Shares Voted
For	Against	Abstain	Non-Votes
7,465,318	1,386,636	125,006	2,884,826

Proposal 6: Amendment to the Company’s Certificate of Incorporation

The amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 19,900,000 shares to 39,000,000 shares was approved by the stockholders acting as a single class by the votes set forth in the table below.

Shares Voted
For	Against	Abstain	Non-Votes
10,155,059	1,647,879	58,848	0

The amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 19,900,000 shares to 39,000,000 shares was approved by the holders of Common Stock acting as a single class by the votes set forth in the table below.

Shares Voted
For	Against	Abstain	Non-Votes
9,895,479	1,647,879	58,848	0

Proposal 7: Adjournment

The adjournment of the Annual Meeting, if necessary or appropriate, in the Board’s sole discretion, to permit the solicitation of additional proxies was approved by the stockholders by the votes set forth in the table below.

Shares Voted
For	Against	Abstain	Non-Votes
10,866,716	936,607	58,463	0

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)

3.1	Certificate of Amendment of Certificate of Incorporation, dated March 29, 2017
10.1	Limoneira Company Amended and Restated 2010 Omnibus Incentive Plan, as amended on March 28, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date: March 31, 2017

LIMONEIRA COMPANY

By: /s/ Joseph D. Rumley
Joseph D. Rumley
Chief Financial Officer, Treasurer and Corporate Secretary